Exhibit 3.40

ADDADDADDADD MR PO 4321 A BOX . 016570| 003590|127C|RESTRICTED||4|057-423 NNNNN SERIES 1 PREFERRED STOCK SERIES 1 PREFERRED STOCK PAR VALUE $.___1 THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND GOLDEN, CO DESIGNATIONSAMPLE 43004, (IF Providence, The ANY) RI Sample 02940 Company - 3004 Certificate Number ZQ 000000 REAL GOODS SOLAR, INC INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample THIS CERTIFIES THAT **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** r. Alexander David ample **** r. Alexander David Sample **** r. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** r. 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SAMPLE Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample Shares * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * CUSIP XXXXXX XX X SEE REVERSE FOR CERTAIN DEFINITIONS T 1234567890/1234567890 1234567890/12345678901234567890/12345678901234567890/12345678901234567890/12345678901234567890/1234567890 C DTC NIH CUSIP OTAL ERTIFICATE UMBER NSURANCE OLDER T RANSACTION OF ID N S V ALUE UMBERS HARES N 12345678 6 54321 UM /N O 123456789012345123456 . D XXXXXXXXXX XXXXXX 6 54321 ENOM 1,000,000 . T 6 54321 OTAL . 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(hereinafter called the "Company"), transferable in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed at the Company's headquarters office. This Certificate and the shares represented hereby, are issued subject to all of the provisions of the Articles of Incorporation, as amended and the Bylaws of the Company, and to the rights, preferences and voting powers of the Preferred Stock of the Company, now or hereafter outstanding, the terms of all such provisions, rights, preferences and voting powers in Whe $UWLFOHV of Designation of_3UHIHUHQFHV__5LJKWV_DQG_/LPLWDWLRQV_RI Series 1 Preferred Stock being incorporated hereing by reference. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. FACSIMILE SIGNATURE TO COME DATED <<Month Day, Year>> Dennis J. Lacey COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. &KLHI_([HFXWLYH_2IILFHU TRANSFER AGENT AND REGISTRAR, _ _ FACSIMILE SIGNATURE_ TO COME _ Alan Fine By Treasurer AUTHORIZED SIGNATURE

[REVERSE SIDE OF REAL GOODS SOLAR, INC. SERIES 1 PREFERRED STOCK CERTIFICATE]

Upon request in writing and without charge, the Company will furnish the holder of this Certificate with the designations, preferences, limitations, and relative rights applicable to each class of Preferred Stock, the variations in preferences, limitations, and rights determined for each series of Preferred Stock and the authority of the board of directors of the Company to determine variations for future classes or series of Preferred Stock.